UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2021
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

This information is set forth under “Item 2.02. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8400. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On March 10, 2021, Tupperware Brands Corporation (the "Company" or the "Registrant") issued an earnings release. A copy of the release is attached as Exhibit 99.1.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2021, the Board of Directors (the “Board”) of the Company appointed Deborah G. Ellinger, James H. Fordyce, and Timothy Minges to the Board, effective as of March 15, 2021. The Board determined that Ms. Ellinger and Messrs. Fordyce and Minges satisfy the requirements of the New York Stock Exchange and the criteria of the Board to constitute an “independent” director. There were no arrangements or understandings pursuant to which Ms. Ellinger or Messrs. Fordyce or Minges were selected or any relationships or related transactions between the Company and Ms. Ellinger or Messrs. Fordyce or Minges of the type required to be disclosed under applicable Securities and Exchange Commission (“SEC”) rules. Ms. Ellinger will serve as a member of the Compensation and Human Capital Committee and the Nominating, Governance and Social Responsibility Committee, Mr. Fordyce will serve as a member of the Audit and Finance Committee and the Compensation and Human Capital Committee, and Mr. Minges will serve as a member of the Audit and Finance Committee.

Each of Ms. Ellinger, and Messrs. Fordyce and Minges will participate in the compensation program for non-employee directors described in the Company’s Definitive Proxy Statement filed with the SEC on April 8, 2020.

A copy of the Company’s press release announcing the appointment of Ms. Ellinger and Messrs. Fordyce and Minges is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Tupperware Brands Corporation dated March 10, 2021

99.2	Press Release Regarding Director Appointments, dated March 10, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	March 10, 2021	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary